UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 18, 2007

LaBRANCHE & CO INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15251	13-4064735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Exchange Plaza, New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 425-1144

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 19, 2007, LaBranche & Co Inc. (the “Company”) announced that Thomas E. Dooley, who recently became the Senior Executive Vice President, Chief Administrative Officer and Chief Financial Officer of Viacom, and David A. George have left the Company’s Board of Directors as of January 18, 2007. Mr. George served as a Class II Director and Mr. Dooley served as a Class III Director of the Board. To fill the vacancies created by the departure of Messrs. Dooley and George, the Company appointed Katherine Dietze Courage as a new Class II director, with a term expiring at the Company’s 2007 annual meeting of stockholders, and Stuart M. Robbins as a new Class III director, with a term expiring at the Company’s 2008 annual meeting of stockholders. The Board of Directors also has appointed each of Ms. Courage and Mr. Robbins to the Company’s Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee. The Board of Directors also has determined that each of Ms. Courage and Mr. Robbins is a non-management director within the meaning of applicable laws and the rules and regulations of the NYSE and the SEC. Ms. Courage is replacing Mr. Dooley as the Chair of the Company’s Audit Committee and Robert E. Torray is replacing Mr. George as the Chair of the Company’s Compensation Committee. The Board of Directors has determined that Donald E. Kiernan is the “financial expert” of the Company’s Audit Committee as defined by Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934.

There are no arrangements between either Ms. Courage or Mr. Robbins and any other person pursuant to which either Ms. Courage or Mr. Robbins was appointed as a director, and there are no transactions to which the Company or any of its subsidiaries is a party and in which either Ms. Courage or Mr. Robbins has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

On January 19, 2007, LaBranche & Co Inc. issued a press release announcing the departure of Messrs. Dooley and George and the appointment of each of Ms. Courage and Mr. Robbins to its Board of Directors. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

              99.1    Press release issued by LaBranche & Co Inc. dated January 19, 2007.

All other Items of this report are inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaBRANCHE & CO INC.

Date: January 19, 2007	By:	/s/ Jeffrey A. McCutcheon
	Name:	Jeffrey A. McCutcheon
	Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by LaBranche & Co Inc. dated January 19, 2007.

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